Income Taxes	9 Months Ended
Sep. 30, 2024
Income Taxes
Income Taxes

20. Income Taxes

The current income tax liability amounts to € nil at September 30, 2024 (December 31, 2023: € nil). No significant temporary differences exist between accounting and tax results. Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the Company has not yet recognized any deferred tax asset related to operating losses.

Tax losses may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess.

The income tax benefit for the nine month period ended September 30, 2024, amounts to € 197,000 (September 30, 2023: € 83,000) and consists of refunds received for prior years.